Exhibit 10.3

EXECUTION

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (the “Amendment”) is made as of September 8, 2009 to that certain Registration Rights Agreement (the “Agreement”) dated as of June 23, 2009, among eDiets.com, Inc., a Delaware corporation (the “Company”), the holders of shares of the Company’s common stock listed on Exhibit A to the Agreement and incorporated herein by reference (each an “Investor” and collectively the “Investors”), and Prides Capital Fund I, L.P. (“Prides”). The Investors and Prides are sometimes referred to herein individually as a “Holder” and collectively as the “Holders.”

NOW, THEREFORE, the parties hereto agree as follows:

1.	Recital A is hereby amended to read in its entirety as follows:

A. The Company has sold and issued to the Investors an aggregate of 1,066,040 shares of the Company’s common stock (the “Investor Shares”) and warrants (the “Investor Warrants”) to purchase up to 479,718 shares of the Company’s common stock (the “Investor Warrant Shares”) in a private placement (the “Offering”) for an aggregate purchase price of $1,100,002.40 under the terms and subject to the conditions of certain Securities Subscription and Purchase Agreements dated as of June 23, 2009 and September 8, 2009 (collectively, the “Purchase Agreement”).

2.	Exhibit A is hereby amended to replace “100,000” with “571,700” in the Investor Shares Purchased column relating to Kevin N. McGrath and to replace “100,000” with “194,340” in the Investor Shares Purchased column relating to Lee S. Isgur.

3.	In all other respects the Agreement shall remain unaltered and continue in full force and effect and nothing herein shall be construed as a waiver or modification of existing rights under the Agreement, except as such rights are expressly modified by this Amendment. This Amendment and the Agreement shall be read and construed as one document.

4.	This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same document.

[Remainder of Page Intentionally Left Blank.]

B-1

Please confirm that the foregoing correctly sets forth the agreement among us by signing below.

PRIDES CAPITAL FUND I, L.P.		EDIETS.COM, INC.

By:	Prides Capital Partners, LLC, its General Partner

By:	/s/ Stephen Cootey	By:	/s/ Thomas Hoyer
Name:	Stephen L. Cootey	Name:	Thomas Hoyer
Title:	Authorized Representative	Title:	Chief Financial Officer

Address: c/o Prides Capital Partners, LLC 200 High Street, Suite 700 Boston, MA 02110 Attention: Murray Indick Telephone: (415) 946-1482 Facsimile: (415) 946-1486 Email: murray@pridescapital.com

INVESTORS: LEE S. ISGUR

/s/ Lee Isgur

KEVIN N. MCGRATH

/s/ Kevin McGrath

KEVIN A. RICHARDSON II

/s/ Kevin Richardson II

[AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE]